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GOVETT FUNDS

SEMI-ANNUAL REPORT
June 30, 1999

CONTENTS

LETTER TO THE SHAREHOLDERS               1

PORTFOLIO MANAGEMENT REVIEW AND
SCHEDULE OF INVESTMENTS                  2

FINANCIAL STATEMENTS                    16


August 13, 1999

To Govett Funds Investors:

The first six months of this year have seen a strong recovery in emerging markets and a steady positive performance in developed markets. Investors seem encouraged by the improved prospects for global growth stemming from the major easing in both developed and emerging economies' interest rates. This has triggered a sharp pick up in global liquidity that is positively impacting markets.

The 0.25% rise in interest rates by the US Federal Reserve in May was expected, and stock markets responded well to the prospect of limited further increases and continued economic growth. There are more promising signs of an economic pick up in mainland Europe, where we expect better performance, especially from smaller companies, in the second half of the year.

Developed world stock markets have produced good returns, with the Japanese market strongest, followed by the US, Europe and the UK. In Europe, the advent of the "euro" is helping to stimulate a new focus on shareholder value among corporate leaders across the Continent, which bodes well for long-term investors. The recovery in demand in Asia drove good performance there and contributed to the strong performance of commodity and cyclical stocks.

Emerging markets investors are particularly heartened by the fact that much of the investment in the first months of the recovery, especially in Asia, has come from domestic investors in those markets. Currencies are stabilizing and current account deficits are on the decline. These indicators, combined with a general upward movement in commodity prices around the world, all appear to point to a continuing emerging markets recovery.

In this environment, we have been pleased with the overall performance of the Govett Funds. Govett International Equity Fund, Govett International Smaller Companies Fund and Govett Smaller Companies Fund all added value over the indices in the first half of 1999. We continue to believe that all five funds are well positioned to play a prominent role in the international component of a professionally structured global portfolio.

Thank you for investing with us.

/S/KEITH MITCHELL

Keith E. Mitchell
President and Managing Director
AIB Govett, Inc.

Past performance is no guarantee of future results, and the investment return and principal value of an investment in a Fund will fluctuate, so that an Investor's shares, when redeemed, may be worth more or less than the original cost.

Each index is a broad-based, unmanaged index considered to reflect the performance of the relevant markets and is not available for direct investment.

Govett Funds are distributed by First Data Distributors,
Inc., 4400 Computer Drive, Westborough, MA 01581 (8/99)

Investors need to be aware that investing internationally poses special risks, such as currency fluctuations, economic and political risks and risks not associated with domestic securities. See the prospectus for details.

Investors should be aware that investing in the Smaller Companies Fund and the International Smaller Companies Fund can pose special risks related to the relatively small size of the companies in which they invest. See the prospectus for details.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus for each Fund.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the FDIC, the Federal Reserve or any other agency.

PORTFOLIO MANAGEMENT REVIEW

Govett Emerging Markets Equity Fund

Market Conditions During The Six Months Ended June 30, 1999

Improved prospects for global growth have stemmed from the major easing in both developed and emerging economies' interest rate. This has triggered a sharp pick up in global liquidity which is positively impacting emerging markets. Asia is now driving positive performance, with overweight positions in China, Korea and Thailand leading the way.

Most Latin American markets saw solid gains, after the curtailed reaction in January to Brazil's currency. There is some concern at mid-year about Argentina's currency, but we attach low probability to the idea that Argentina might dismantle the currency board arrangement and devalue.

Emerging European markets have not enjoyed the recent rally as much due to the situation in Yugoslavia and European sluggishness generally. But Poland remained particularly strong, and there was little pressure on some others including Greece and Hungary.

Fund Performance During the Six Months Ended June 30, 1999

For the six months ended June 30, 1999, total return at NAV was 35.68%, compared to 42.30% for the Morgan Stanley Capital
International (MSCI) Emerging Markets Index. The Fund performed well relative to its peers in the second quarter helped by the rally in Asian Emerging markets and a low cash weighting.

Positive asset allocation came from overweight positions in Asia particularly China, Korea and Thailand. The overweight position to Poland and Mexico also added to performance. The upgrade in Poland's credit rating by Standard and Poors particularly helped the market rally.

Stock selection was mixed. It was extremely positive in Korea where industrial cyclical stock performed in response to upgrades to global growth forecasts. The Fund's holding of oil giant YPF* in Argentina benefited from the take-over bid by Repsol, while stock selection in Poland outperformed the index return by 13%.

The Fund had increased its exposure to Asia over the last quarter, reinvesting back into Malaysia as economic recovery is underway driven by financial recapitalization and large trade inflows. The exposure to China/Hong Kong was also increased by 1% to over 6%.

The Latin American exposure has been reduced via the weighting to Argentina which has been halved and brought back to neutral. The EMEA exposure has been reduced as the position in Hungary was reduced after a rally in May. Other market exposure remained broadly stable.


                                                          At Net
                                                        Asset Value
One Year Average Annual Total Return                       10.56%
Three Year Average Annual Total Return+                    -7.14%
Five Year Average Annual Total Return+                     -3.71%
Since Inception Average Annual Total Return (1/7/92)+       4.50%

Source: AIB Govett
+ Annualized


Current Strategy and Outlook For 1999

Across emerging markets, currency stability and strengthening current account balances are encouraging signs. This is also true of the general upward turn in commodity prices. In summary, after two extremely difficult years, emerging markets now appear set to regain their role as the world's fastest growing equity markets.
The Fund remains fully invested with the focus very firmly on Asia recovery, using funds released from Latin America and EMEA to increase exposure.

/S/RACHAEL MAUNDER

Rachael Maunder

*As of 6/30/99, the Fund held 2.31% of its total net assets in YPF.


Govett Emerging Markets Equity Fund

Schedule of Investments
June 30, 1999 (Unaudited)

Shares      Description                                   Value
                                                      (See Note 1)
Common Stocks -- 92.9%

Argentina -- 4.8%
     45,500 Perez Companc                                $ 261,659
      4,550 Telefonica de Argentina ADR                    142,756
     10,000 YPF ADR                                        380,000
                                                       -----------
                                                           784,415
                                                       -----------
Brazil -- 4.2%
      8,532 Cemig ADR                                      178,056
      3,300 Telebras                                       297,619
      2,900 Telebras ADR                                       181
      8,800 Unibanco GDR                                   212,850
                                                       -----------
                                                           688,706
                                                       -----------
China -- 0.6%
      6,000 Huaneng Power
              International ADR                            103,500
                                                       -----------
Czech Republic -- 1.6%
      7,915 Ceska Sporitelna                                32,909
      1,620 SPT Telekom GDR*                                26,244
     12,564 SPT Telekom*                                   202,764
                                                       -----------
                                                           261,917
                                                       -----------
Greece -- 5.3%
      5,771 Alpha Credit Bank                              372,488
      2,650 Commercial Bank of Greece                      189,791
      3,700 Hellenic Telecommunication
              Organization                                  79,409
      4,765 Panafon                                        115,069
      1,270 Titan Cement                                   117,103
                                                       -----------
                                                           873,860
                                                       -----------
Hong Kong -- 6.2%
     92,000 China Telecom                                  255,546
      5,400 Hong Kong & Shanghai
              Bank Holdings                                196,976
     21,000 Hutchinson Whampoa                             190,151
     70,000 New World Development                          209,776
     34,000 Swire Pacific                                  168,284
                                                       -----------
                                                         1,020,733
                                                       -----------
Hungary -- 3.1%
      2,022 Gedeon Richter GDR                              88,463
      9,824 Magyar Tavkozlesi Rt. ADR                      270,160
      3,461 MOL Magyar Olaj-es
              Gazipari GDR                                  82,891
      1,612 OTP Bank GDR                                    66,817
                                                       -----------
                                                           508,331
                                                       -----------
India -- 6.2%
      7,250 Castrol                                         69,360
     10,493 Hindalco Industries                            151,937
      4,550 Hindustan Lever                                249,487
      1,200 Infosys Technologies                           100,256
      6,300 ITC                                            159,006
         98 Larsen & Toubro                                    647
     35,000 Mahanagar Telephone Nigam                      149,983
      2,850 NIIT                                           133,488
        550 Reliance Industries                              2,239
                                                       -----------
                                                         1,016,403
                                                       -----------
Israel -- 2.8%
     48,000 Bank Hapoalim                                  123,197
      4,440 ECI Telecom                                    147,353
      1,680 Koor Industries                                193,789
                                                       -----------
                                                           464,339
                                                       -----------
Korea -- 15.2%
     13,660 Housing & Commercial Bank                      430,747
         10 Korea Electric Power                               416
     11,000 Korea Telecom*                                 440,000
     11,066 L.G. Chemical                                  301,148
      4,640 Pohang Iron & Steel                            571,151
      6,861 Samsung Electronics                            752,784
                                                       -----------
                                                         2,496,246
                                                       -----------
Malaysia -- 2.2%
     52,000 Commerce Asset Holding                         128,632
     37,000 Proton                                          85,684
     60,000 Resorts World                                  141,316
                                                       -----------
                                                           355,632
                                                       -----------
Mexico -- 15.2%
     27,300 Cemex ADR                                      269,888
    147,250 Cifra*                                         269,716
     83,841 Femsa                                          335,435
     44,890 Grupo Carso*                                   208,181
     91,400 Grupo Modelo                                   260,921
      7,600 Grupo Televisa GDR*                            339,625
     44,000 Organizacion Soriana                           207,323
    149,750 Telefonos de Mexico                            600,716
                                                       -----------
                                                         2,491,805
                                                       -----------
Philippines -- 3.1%
     35,000 Manila Electric                                126,267
     11,500 Metropolitan Bank & Trust                      115,076
      4,600 Philippines Long Distance
              Telephone                                    140,514
     61,930 San Miguel Corp. B                             135,357
                                                       -----------
                                                           517,214
                                                       -----------
Poland -- 3.3%
      4,606 Bank Rozwoju Eksportu                          144,743
      8,301 Elektrim SA                                    117,228
      3,200 Orbis GDR                                       25,005
      1,500 Powezechny Bank*                                36,375
     30,491 Telekomunikacja Polska GDR*                    214,962
                                                       -----------
                                                           538,313
                                                       -----------
South Africa -- 2.0%
          1 Edgars Consolidated Stores*                          4
      7,400 Nedcor                                         169,717
     20,000 Rembrandt Group                                166,708
                                                       -----------
                                                           336,429
                                                       -----------
Taiwan -- 9.5%
     18,200 Asustek Computer                               205,102
    304,500 China Steel                                    230,025
    150,000 Evergreen Marine                               187,616
     12,000 Hon Hai Precision Industry*                    108,483
      3,080 Nien Hsing Textile*                              7,199
     48,000 President Chain Store*                         162,725
    152,950 United Microelectronics*                       329,103
    213,000 United World Chinese
              Commercial Bank                              329,721
                                                       -----------
                                                         1,559,974
                                                       -----------
Thailand -- 4.4%
     16,500 Advanced Info Service                          223,668
    153,100 Bangkok Expressway                             100,655
    378,200 Krung Tai Bank                                 251,211
     19,200 PTT Exploration and Production                 146,791
                                                       -----------
                                                           722,325
                                                       -----------
Turkey -- 3.2%
     80,000 Migros Turk T.A.S.                              99,606
  5,310,000 Sabanci Holding                                118,375
 21,484,800 Yapi ve Kredi Bankasi                          310,813
                                                       -----------
                                                           528,794
                                                       -----------
Total -- Common Stocks (Cost $11,714,458)               15,268,936
                                                       -----------
Preferred Stocks -- 9.7%

Brazil -- 9.7%
    259,200 Banco Itau                                     132,566
 10,412,400 Copel                                           84,735
     15,200 CVRD                                           300,650
  1,462,900 Petrobras                                      226,524
 14,333,718 Tele Norte Leste Participacoes                 259,214
 15,530,900 Tele Sudeste
              Celular Participacoes                         87,770
 15,261,700 Telecentro Sul Participacoes                   169,048
  1,752,000 Telesp Celular                                  91,090
      6,800 Telesp Participacoes*                          158,100
    800,956 Telesp                                          94,603
                                                       -----------
                                                         1,604,300
                                                       -----------
Total -- Preferred Stocks (Cost $1,445,438)              1,604,300
                                                       -----------
Warrants and Rights* -- 0.0%

Malaysia -- 0.0%
        971 Rashid Hussain Berhad Warrants,
              expire 3/25/02 (Cost $1,277)                     493
                                                       -----------
TOTAL INVESTMENTS -- 102.6%
  (Cost $13,161,173)                                    16,873,729
Other Assets and Liabilities (net) -- (2.6)%              (433,700)
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $16,440,029
                                                       ===========

*   Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt

Sector Allocation

Banking                                      18.3%
Regional Telecommunications                  12.6
National Telecommunications                  12.4
Electrical & Electronics                      9.7
Metals-Non Ferrous                            6.3
Beverage & Tobacco                            4.7
Retail/Merchandising                          4.4
Industrial Components                         4.0
Utilities                                     3.6
Health & Personal Care                        3.2
Other                                        23.4
                                            -----
                                            102.6
Other Assets and Liabilities (net)           (2.6)
                                            -----
Total Net Assets                            100.0%
                                            =====

See accompanying notes to the financial statements.


Govett Smaller Companies Fund

Market Conditions During The Six Months Ended June 30, 1999

World stock markets produced good returns in the first half of 1999, continuing the improvement from the fourth quarter of 1998. Markets benefited from the prospect of good economic growth coupled with relatively low inflation and interest rates. However, towards the end of the period, markets faltered on fears of increases in interest rates in the United States. The US market return of 18.5% was impressive, although it lagged the return from Japan of 27.5%, where the economy showed a surprising rate of growth in the first quarter and where the benefits of restructuring are becoming clearer. The US market was driven by strength in the economy including consumer demand and good market advances by technology stocks focused on the Internet and e-commerce. European stock markets were disappointing, with a return of 1.2% that reflected concerns on the strength of the economies and political issues, including the dispute in the Balkans, which was one of the reasons why the new euro currency was weak. The UK market returned 11.7% as the economy avoided recession.

There have been more encouraging signs that smaller companies have started to outperform larger companies and to recoup the underperformance of recent years. In the second quarter, the Russell 2000 Index return was 15.1%, well ahead of the return from the S&P 500 of 6.7% and improving the relative return for the year to date. In Japan, smaller companies have continued to perform well, and in the UK, small and mid-sized companies have outperformed larger companies so far in 1999 by 11% and 18.3%, respectively. In Europe, however, smaller companies have yet to shine.

During the first half of the year, one feature of performance was the sharp recovery from depressed levels of shares in commodity and cyclical stocks. Growth stocks were held back by investors switching to cyclical stocks and by the impact on valuations of higher interest rates, but they showed an improved performance again in June.

Fund Performance During The Six Months Ended June 30, 1999

The Fund continued the improved performance since its re-positioning last year. For the six months ended June 30, 1999, total return for the Fund was 22.55%, which was well ahead of the Russell 2000 Index return of 8.48% over the period.

The Fund added value through its investments in the US and from outside the US, where the Fund's Japanese investments did particularly well. Strong US performance was led by communications equipment providers like Comverse Technology* and Windstar
Communications*. Electronics firms also contributed very well, led by Electronics for Imaging* and Western Wireless*.


                                                               At Net
                                                            Asset Value
One Year Average Annual Total Return                            6.02%
Three Year Average Annual Total Return+                        -7.49%
Five Year Average Annual Total Return+                         13.12%
Since Inception Average Annual Total Return (1/1/93)+          17.91%

Source: AIB Govett
+ Annualized

Current Strategy and Outlook

We will retain our focus on good quality companies with a proven ability to provide superior growth from the strength of their market positions, financial returns and management. In an era of low inflation and increased competition, we believe it is particularly important that companies in which we invest have a degree of pricing power that enables them to sustain attractive margins.

The prospects world-wide are for reasonable economic growth. The US economy remains strong and is capable of growth at least in line with its trend rate, although it is likely to be slower than in 1998. The Japanese economy is showing promising signs of a return to growth, which may not be immediate, but which has the potential to be sustained and is long overdue. In Europe, the second half of the year is expected to see improved economic growth and a stronger currency that should improve returns. In the UK, we expect a continuation of a steady pick-up and historically low inflation.

The prospect of low inflation world-wide should help to keep bond yields low, which underpins equity markets, although there is a risk that interest rates in the US will be raised further. There is also lingering concern about recent weakness in the US dollar. The fear of interest rate rises, combined with high valuation levels and potential disappointments from individual emerging markets, might constrain a further advancement of markets that might arise from the economic prospects and high liquidity.

We believe that smaller companies should benefit from the overall economic prospects and from the restructuring of economies in Japan and Europe, which is likely to lead to more outsourcing of business from larger corporations and governments. Smaller companies in the US outperformed larger companies in the second quarter, and we believe they will continue to do well in the second half of the year. Valuations relative to larger companies are still very attractive, even in markets where smaller companies have already outperformed. Individual smaller companies should always offer the potential to benefit from changes in the economy, such as the emergence of e-commerce.

/S/JULIAN COOKE

Julian Cooke

* As of 6/30/99, the Fund held 3.78% of its total net assets in Comverse Technology, 2.04% in Windstar Communication, 3.43% in
Electronics for Imaging, and 1.35% in Western Wireless.


Govett Smaller Companies Fund

Schedule of Investments
June 30, 1999 (Unaudited)

                                                          Value
Shares      Description                               (See Note 1)

COMMON STOCKS -- 102.4%

BELGIUM -- 1.3%
Food & Household Products -- 1.3%
      1,200 Colruyt                                    $   790,517
                                                       -----------
CHINA -- 2.3%
Appliances & Household
Durables -- 2.3%
  1,200,000 Guangdong Kelon
              Electrical Holdings                        1,399,791
                                                       -----------
DENMARK -- 1.6%
Business & Public Services -- 1.6%
     18,000 International Service System                   962,340
                                                       -----------
ESTONIA -- 0.8%
Telecommunications -- 0.8%
     23,300 AS Eesti Telecom GDR                           458,428
                                                       -----------
FINLAND -- 0.2%
Industrial Components -- 0.2%
      9,000 Perlos*                                        131,959
                                                       -----------
GERMANY -- 0.8%
Multi-Industry -- 0.8%
     25,400 Vivanco Gruppe*                                477,325
                                                       -----------
ISRAEL -- 0.7%
Merchandising -- 0.7%
     55,000 Forsoft*                                       419,375
                                                       -----------
ITALY -- 1.9%
Forest Products & Paper -- 1.9%
    140,000 Class Editori                                1,120,312
                                                       -----------
JAPAN -- 9.7%
Business & Public Services -- 5.6%
     53,000 H.I.S.C.O                                    1,881,112
     44,800 Meitec                                       1,501,117
                                                       -----------
                                                         3,382,229
                                                       -----------
Electrical & Electronics -- 1.9%
     18,760 Fuji Soft ABC                                1,117,498
                                                       -----------
Health & Personal Care -- 2.2%
     52,000 Kyorin Pharmaceutical*                       1,294,945
                                                       -----------
                                                         5,794,672
                                                       -----------
NETHERLANDS -- 3.1%
Data Processing &
Reproduction -- 1.3%
    113,000 Magnus Holding                                 775,907
                                                       -----------
Services -- 1.8%
     16,000 Cap Gemini                                   1,093,672
                                                       -----------
                                                         1,869,579
                                                       -----------
NORWAY -- 0.9%
Data Processing &
Reproduction -- 0.9%
     55,300 Merkantildata                                  534,469
                                                       -----------
POLAND -- 1.2%
Telecommunications -- 1.2%
    100,000 Telekomunikacja Polska GDR*                    705,000
                                                       -----------
SPAIN -- 2.4%
Business & Public Services -- 0.4%
     22,300 Indra Sistemas                                 240,619
                                                       -----------
Leisure & Tourism -- 1.1%
     50,000 NH Hoteles*                                    641,211
                                                       -----------
Merchandising -- 0.9%
     25,000 Superdiplo*                                    554,994
                                                       -----------
                                                         1,436,824
                                                       -----------
THAILAND -- 2.0%
Telecommunications -- 2.0%
    367,000 Total Access Communication*                  1,174,400
                                                       -----------
UNITED KINGDOM -- 6.7%
Data Processing &
Reproduction -- 2.1%
    161,033 RM                                           1,270,117
                                                       -----------
Electronic Components &
Instruments -- 1.0%
     90,000 Critchley Group                                585,633
                                                       -----------
Health & Personal Care -- 2.9%
    105,991 Nestor Healthcare Group                        692,194
     90,000 SSl International                            1,032,133
                                                       -----------
                                                         1,724,327
                                                       -----------
Transportation -- 0.7%
    135,000 Metroline                                      417,396
                                                       -----------
                                                         3,997,473
                                                       -----------
UNITED STATES -- 66.8%
Banking -- 0.9%
     15,000 First Tennessee National                       574,688
                                                       -----------
Broadcasting & Publishing -- 7.5%
     10,000 Chancellor Media*                              551,250
     45,000 Nielsen Media Research*                      1,316,250
     44,000 Young & Rubicam                              1,999,250
     40,000 Ziff-Davis*                                    617,500
                                                       -----------
                                                         4,484,250
                                                       -----------
Data Processing &
Reproduction -- 8.9%
     10,000 Copper Mountain Networks*                      772,500
     40,000 Jabil Circuit*                               1,805,000
     20,000 Legato Systems*                              1,155,000
     75,000 Optibase*                                      576,562
     24,900 USinternetworking*                           1,045,800
                                                       -----------
                                                         5,354,862
                                                       -----------
Electrical & Electronics -- 20.6%
     40,000 CIENA*                                       1,207,500
     40,000 Electronics for Imaging*                     2,055,000
     52,500 MKS Instruments*                               977,812
     32,500 National Semiconductor*                        822,656
     20,000 Networks Associates*                           293,750
     25,000 Online Resources &
              Communications*                              339,063
     12,000 Sawtek*                                        550,500
     10,000 Teradyne*                                      717,500
     40,000 VoiceStream Wireless*                        1,137,500
     30,000 Western Wireless*                              810,000
    100,000 Windmere-Durable Holdings*                   1,687,500
     30,000 Xilinx*                                      1,717,500
                                                       -----------
                                                        12,316,281
                                                       -----------
Energy Sources -- 0.7%
     40,000 Stolt Comex Seaway*                            435,000
                                                       -----------
Financial Services -- 3.4%
     20,000 Paine Webber                                   935,000
     40,000 Waddell & Reed Financial                     1,097,500
                                                       -----------
                                                         2,032,500
                                                       -----------
Food & Household Products -- 3.2%
     25,000 Interstate Bakeries                            560,938
     32,000 Suiza Foods*                                 1,340,000
                                                       -----------
                                                         1,900,938
                                                       -----------
Health & Personal Care -- 3.2%
     30,000 Covance*                                       718,125
     10,000 MedImmune*                                     677,500
     15,000 Watson Pharmaceutical*                         525,937
                                                       -----------
                                                         1,921,562
                                                       -----------
Merchandising -- 4.5%
     25,000 Linens N Things *                            1,093,750
     46,500 Office Depot                                 1,025,906
     35,000 School Specialty*                              562,188
                                                       -----------
                                                         2,681,844
                                                       -----------
Services -- 0.8%
     25,000 Allied Waste Industries*                       493,750
                                                       -----------
Telecommunications -- 13.1%
     30,000 Comverse Technology*                         2,265,000
     50,000 Dial                                         1,859,375
     15,000 PairGain Technologies*                         172,500
     12,500 Razorfish*                                     463,281
     25,000 Scientific-Atlanta                             900,000
     25,000 Sotheby's Holdings (Class A)                   953,125
     25,000 WinStar Communications*                      1,218,750
                                                       -----------
                                                         7,832,031
                                                       -----------
                                                        40,027,706
                                                       -----------
Total -- Common Stocks (Cost $50,127,034)               61,300,170
                                                       -----------
TOTAL INVESTMENTS -- 102.4%
  (Cost $50,127,034)                                    61,300,170
Other Assets and Liabilities (net) -- (2.4)%            (1,424,462)
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $59,875,708
                                                       ===========
* Non-income producing security
GDR Global Depositary Receipt


Sector Allocation
Electrical & Electronics                 22.5%
Telecommunications                       17.1
Data Processing & Reproduction           13.2
Health and Personal Care                  8.3
Business and Public Services              7.6
Broadcasting and Publishing               7.5
Merchandising                             6.1
Food and Household Products               4.5
Financial Services                        3.4
Services                                  2.6
Other                                     9.6
                                        -----
                                        102.4
Other Assets and Liabilities (net)       (2.4)
                                        -----
Total Net Assets                        100.0%
                                        ======

See accompanying notes to the financial statements.

Govett International Smaller Companies Fund

Market Conditions During The Six Months Ended June 30, 1999

World stock markets produced good returns in the first half of 1999, continuing the improvement from the fourth quarter of 1998. Markets benefited from the prospect of good economic growth coupled with relatively low inflation and interest rates. Although towards the end of the period markets faltered on fears of increases in interest rates in the US. There was an impressive return from Japan of 27.5%, where the economy showed a surprising rate of growth in the first quarter and where the benefits of restructuring are becoming clearer. European stock markets were disappointing, with a return of 1.2% that reflected concerns on the strength of the economies and by political issues, including the dispute in the Balkans, which was one of the reasons why the new euro currency was weak. The UK market returned 11.7% as the economy avoided recession and consumer demand improved. Emerging markets, especially in Asia, generated strong returns on the back of higher commodity prices and economic recovery.

There have been more encouraging signs that smaller companies have started to outperform larger companies and to recoup the underperformance of recent years. In the US the Russell 2000 outperformed the S&P 500 sharply in the second quarter. In Japan smaller companies have continued to perform well and in the UK small and mid- sized companies have outperformed larger companies so far in 1999 by 11% and 18.3% respectively. In Europe, however, smaller companies have yet to shine, in part because of technical issues relating to the construction of benchmark indices.

One feature of performance in the first half of the year was the sharp recovery from depressed levels of shares in commodity and cyclical stocks. Growth stocks were held back by investors switching to cyclical stocks and by the impact on valuations of higher interest rates, but showed an improved performance again in June.

Fund Performance During The Six Months Ended June 30, 1999

In its first six months to the end of June 1999, Institutional Class shares of the Fund produced a return of 18.40% which was comfortably ahead of its benchmark index, the MSCI World Small Cap Ex-US, which rose 12.16%. For the period ended June 30, 1999, total return for Class A Retail Shares of the Fund was 8.53% and the MSCI World Small Cap Ex-US index returned 3.78%. The Fund benefited from its investments in Japan, from improving returns from smaller companies in the UK and from selected individual stocks in Europe, where overall returns were a little disappointing. The Fund's limited exposure to emerging markets also enhanced returns.

                                          Institutional          Class A
                                           Class Shares        Retail Shares
                                       (Inception 12/31/98) (Inception 5/25/99)
One Year Average Annual Total Return            N/A               N/A
Three Year Average Annual Total Return+         N/A               N/A
Five Year Average Annual Total Return+          N/A               N/A
Since Inception Average Annual Total
Return+                                         N/A               N/A
Cumulative Total Return Since Inception       18.40%             8.53%

Source: AIB Govett
+ Annualized

Current Strategy and Outlook

We will retain our focus on good quality companies with a proven ability to provide superior growth from the strength of their market positions, financial returns and management. In an era of low inflation and increased competition we believe it is particularly important that companies in which we invest have a degree of pricing power that enables them to sustain attractive margins.

The prospects world-wide are for reasonable economic growth. The US economy remains strong and is capable of growth at least in line with its trend rate, although it is likely to be slower than in 1998. The Japanese economy is showing promising signs of a return to growth, which may not be immediate but which has the potential to be sustained and is long overdue. In Europe the second half of the year is expected to see improved economic growth and a stronger currency that should improve returns. In the UK we expect a continuation of a steady pick-up and historically low inflation.

The prospect of low inflation world-wide should help to keep bond yields low which underpins equity markets, although there is a risk that interest rates in the US are increased twice more. The fear of interest rate rises, combined with high valuation levels and potential disappointments from individual emerging markets, might constraint a further rise in markets that might arise from the economic prospects and high liquidity.

We believe that smaller companies should benefit from the overall economic prospects and from the restructuring of economies in Japan and Europe, which is likely to lead to more outsourcing of business from larger corporations and governments. Valuations relative to larger companies are still very attractive, even in markets where smaller companies have already outperformed. Individual smaller companies should always offer the potential to benefit from changes in the economy, such as the emergence of e-commerce.

/S/JULIAN COOKE

Julian Cooke

Govett International Smaller Companies Fund

Schedule of Investments
June 30, 1999 (Unaudited)

                                                          Value
Shares      Description                               (See Note 1)

Common Stocks -- 94.0%

Belgium -- 2.1%
         30 Colruyt                                    $    19,763
                                                       -----------
China -- 3.9%
     31,775 Guangdong Kelon Electrical Holdings             37,065
                                                       -----------
Denmark -- 2.2%
        380 International Service System                    20,316
                                                       -----------
Estonia -- 0.6%
        270 AS Eesti Telecom GDR                             5,312
                                                       -----------
Finland -- 3.1%
      2,000 Perlos*                                         29,324
                                                       -----------
Germany -- 5.0%
        409 BinTec*                                         11,783
          8 Porsche                                         18,668
        900 Vivanco Gruppe*                                 16,913
                                                       -----------
                                                            47,364
                                                       -----------
Ireland -- 3.1%
     31,650 Fishers International                           29,582
                                                       -----------
Italy -- 3.8%
      2,700 Class Editori                                   21,606
      1,900 Simint                                          14,047
                                                       -----------
                                                            35,653
                                                       -----------
Japan -- 25.3%
        400 Doutor Coffee                                   21,246
        420 Fuji Soft ABC                                   25,019
        100 Hikari Tsushin                                  30,942
      1,000 Kyorin Pharmaceutical*                          24,903
      1,000 H.I.S.C.O                                       35,493
      1,000 Meitec                                          33,507
        600 People                                          27,798
      4,000 Tsubaki Nakashima                               38,388
                                                       -----------
                                                           237,296
                                                       -----------
Netherlands -- 5.1%
        410 Cap Gemini                                      28,025
      2,900 Magnus Holding                                  19,913
                                                       -----------
                                                            47,938
                                                       -----------
Norway -- 1.7%
      1,700 Merkantildata                                   16,431
                                                       -----------
Poland -- 2.3%
      3,000 Telekomunikacja Polska GDR*                     21,150
                                                       -----------
Spain -- 5.9%
      1,500 Indra Sistemas                                  16,185
      1,700 NH Hoteles*                                     21,801
        800 Superdiplo*                                     17,760
                                                       -----------
                                                            55,746
                                                       -----------
Thailand -- 2.6%
      7,500 Total Access Communication*                     24,000
                                                       -----------
United Kingdom -- 27.3%
      6,000 Cannons Group                                   17,510
      3,915 Critchley Group                                 25,475
      1,866 Filtronic                                       22,077
      8,125 First Choice Holidays*                          24,416
      4,200 First Technology                                27,600
      7,000 Grantchester Holdings                           18,937
      1,203 Guardian IT                                     10,532
      4,700 J.D. Wetherspoon                                21,872
      4,000 Metroline                                       12,367
      2,780 Nestor Healthcare Group                         18,155
      6,500 Redrow Group                                    22,507
      2,500 RM                                              19,718
      1,325 SSL International                               15,195
                                                       -----------
                                                           256,361
                                                       -----------
Total -- Common Stocks (Cost $795,102)                     883,301

Warrants and Rights* -- 0.1%
United Kingdom -- 0.1%
      6,000 Cannon Groups Rights (Cost $0)                     642
                                                       -----------
TOTAL INVESTMENTS -- 94.1%
  (Cost $795,102)                                          883,943
Other Assets and Liabilities (net) -- 5.9%                  55,856
                                                       -----------
TOTAL NET ASSETS -- 100.0%                                $939,799
                                                       ===========
* Non-income producing security
GDR Global Depositary Receipt

Sector Allocation

Business & Public Services                    17.2%
Electrical and Electronics                    11.7
Electronics Components & Instruments           8.3
Merchandising                                  7.5
Machinery and Engineering                      7.0
Leisure & Tourism                              6.9
Health and Personal Care                       6.2
Telecommunications                             5.4
Food & Household Products                      4.4
Insurance                                      3.2
Other                                         16.3
                                             -----
                                              94.1
Other Assets and Liabilities (net)             5.9
                                             -----
Total Net Assets                             100.0%
                                             =====

See accompanying notes to the financial statements.

Govett International Equity Fund

Market Conditions During The Six Months Ended June 30, 1999

Equity markets generally made strong progress during the first six months of 1999. Equities benefited from the growing perception that the impact on the global economy of the slowdown in emerging markets between 1997 and 1998 would not be as severe as had been feared, and that global recession would be avoided. The more stable emerging market environment was also significant, with markets recovering swiftly after an initially adverse reaction to the devaluation of the Brazilian currency in January.

Japan and other Asian markets offered particularly strong returns for the period as a whole. After the turmoil of the last two years, confidence is returning to the region, underpinned by efforts by Asian governments to reform their economies, a return of stability to the foreign exchange markets and improved prospects for growth. The Japanese market was boosted by better than expected growth data for the first quarter, hopes of restructuring and from foreign investors increasing their previously underweight positions.

Western stock markets drew support from low interest rates, strong liquidity flows and a high level of merger and acquisition activity. In the UK, the market was supported by further interest rate cuts, bringing rates down to 5% in June, their lowest level for 22 years. The reduction in rates enhanced the perception that the UK would avoid recession and achieve a soft landing with growth returning to its long-term trend in 2000. Euro- zone interest rates were also cut, from 3.0% to 2.5%, in April in an effort to stimulate growth in the sluggish core economies. European equity markets underperformed other markets in the first six months of 1999, constrained by tensions between European politicians and the European Central Bank regarding the desirability of cutting interest rates, and the appropriate level of support for the struggling euro. The decline of the new currency against the dollar reflected the relative weakness of the European economy. The conflict in Kosovo also undermined sentiment toward the European currency.

As the first half progressed, global equity markets became increasingly pre-occupied by the outlook for US inflation and interest rates, with the US economy continuing to grow strongly and unemployment at historically low levels. Equity markets faltered during May when the Federal Reserve indicated that the next move in interest rates would be upward, but by the time the 0.25% rise came at the end of June it had been well sign posted and markets reacted positively. In the wake of the move, UK and US markets headed back to the record levels seen in April and early May.

Fund Performance During The Six Months Ended June 30, 1999

The Fund's total return at NAV for the six months ended June 30, 1999 for Class A Retail and Institutional Class shares were 7.88% and 7.95%, respectively. In comparison the MSCI Europe, Australia, Far East plus Emerging Index (EAFE + EMG) increased 7.56% over the period.

The investment mix of the Fund over the half year continued to reflect positive views on the developed European equity markets and on emerging equity markets.

The pace of economic growth in Europe was disappointing during the early part of the year. Late in the second quarter, signs of a stabilization in domestic activity levels have emerged and the international demand background has also become more positive. The process of restructuring by the corporate and state sectors continues aggressively. The Fund's weighting to cyclically sensitive sectors was increased as the world growth picture improved. In the UK, the engineering stock, Invensys* was bought, and in Europe, the Swedish capital goods company Atlas Copco* was purchased. The Fund's position in the German diversified electronics company Siemens* was added to as well.

Within the emerging markets, the Asian and Latin American regions have been strong performers as sentiment has recovered and the prospect of economic activity regaining moderate growth rates has attracted investors. Exposure to these areas has been maintained at a high level over the half year.

The Fund's exposure to Japan has increased over the half year as the positive news flow set out above is felt to offer upside potential to the market. Hitachi* and Nippon Steel* were two of the companies which were bought in this increased allocation.

                                             Class A          Institutional
                                          Retail Shares        Class Shares
                                       (Inception 1/7/92)  (Inception 7/24/98)

One Year Average Annual Total Return         10.33%                  N/A
Three Year Average Annual Total Return+       9.03%                  N/A
Five Year Average Annual Total Return+        8.76%                  N/A
Since Inception Average Annual Total
Return+                                      10.61%                  N/A
Cumulative Total Return Since Inception+    112.70%                  6.81%

Source: AIB Govett
+Annualized

Current Strategy and Outlook

The focus of major markets has shifted away from concerns about global slowdown and onto the likely implications for inflation and interest rates of firming global economy. As the major global economy, the outlook for US inflation and interest rates particularly concerns international markets. The reversion by the Federal Reserve to a neutral stance on interest rates at its end-June meeting reassured markets that the authorities are more comfortable with the inflation outlook than had been thought. This could reduce the volatility seen in markets in recent months. The combination of relatively low interest rates, even if US rates do move a little higher, and a continuing improvement in global growth prospects should allow some further progress in global equity markets during the second half of 1999 and into 2000.

/S/LOUISE MCGUIGAN

Louise McGuigan

*As of 6/30/99, the Fund held 0.70% of its total net assets in Invensys, 0.56% in Atlas Copco, 1.09% in Siemens, 1.42% in Hitachi, and 0.9% in Nippon Steel.


Govett International Equity Fund

Schedule of Investments
June 30, 1999 (Unaudited)
                                                          Value
Shares      Description                               (See Note 1)

Common Stocks -- 96.8%

Australia -- 0.2%
      1,966 National Australia Bank                    $    32,409
                                                       -----------
Brazil -- 1.0%
      4,660 CVRD                                            92,519
      1,400 CVRD ADR                                        27,795
      3,930 Pao de Accucar GDR                              73,442
                                                       -----------
                                                           193,756
                                                       -----------
China -- 0.5%
      5,900 Huaneng Power International ADR                101,775
                                                       -----------
Finland -- 3.1%
      6,511 Nokia Oyj                                      571,447
                                                       -----------
France -- 16.1%
      1,387 Accor                                          348,726
      2,975 Axa                                            363,397
      3,040 Banque Nationale de Paris                      253,626
        621 Equant*                                         57,324
        974 Groupe Danone                                  251,425
        641 L' Air Liquide                                 100,934
      1,624 Lafarge                                        154,606
      2,055 Rhone-Poulenc                                   94,021
        840 Suez Lyonnaise des Eaux                        151,698
      3,761 TotalFina*                                     485,814
        867 Valeo                                           71,617
      7,963 Vivendi                                        645,851
                                                       -----------
                                                         2,979,039
                                                       -----------
Germany -- 8.0%
      4,835 Deutsche Bank                                  295,048
      3,481 Hoechst                                        157,071
      2,285 HypoVereinsbank                                145,573
      3,603 Mannesmann                                     539,438
      2,598 Siemens                                        200,655
      2,228 Volkswagon                                     143,943
                                                       -----------
                                                         1,481,728
                                                       -----------
Greece -- 0.9%
      2,542 Alpha Credit Bank                              164,073
                                                       -----------
Hong Kong -- 1.6%
     14,000 Hutchinson Whampoa                             126,768
     56,000 New World Development                          167,820
                                                       -----------
                                                           294,588
                                                       -----------
Hungary -- 0.6%
      4,000 Magyar Tavkozlesi Rt. ADR                      110,000
                                                       -----------
India -- 1.2%
      8,000 Mahanagar Telephone Nigam GDR                   79,200
     11,250 State Bank of India GDR                        138,094
                                                       -----------
                                                           217,294
                                                       -----------
Israel -- 0.7%
      1,100 Koor Industries                                126,886
                                                       -----------
Italy -- 2.7%
      6,915 Assicurazioni Generali                         239,906
     10,780 Instituto Bancario San
              Paolo di Torino                              146,927
     10,070 Telecom Italia                                 104,809
                                                       -----------
                                                           491,642
                                                       -----------
Japan -- 14.9%
     18,000 Fujitsu                                        362,621
     28,000 Hitachi                                        262,927
      6,000 Honda Motor                                    254,654
      4,000 Ito-Yokado                                     268,057
     13,000 Matsushita Electric Industries                 252,751
     75,000 Nippon Steel                                   174,361
     10,000 Ricoh                                          137,834
      7,000 Shin-Etsu Chemical                             234,549
      1,200 Sony                                           129,561
     22,000 Sumitomo Marine & Fire Insurance               132,870
      7,000 Takeda Chemical Industries                     324,894
     20,000 Toppan Printing                                223,546
                                                       -----------
                                                         2,758,625
                                                       -----------
Korea -- 3.3%
      7,800 Korea Electric Power ADR                       159,900
      1,814 Samsung Electronics GDR                         93,512
     12,880 Samsung Electronics GDR
              (non-voting shares)                          349,370
                                                       -----------
                                                           602,782
                                                       -----------
Mexico -- 2.3%
    106,100 Cifra*                                         194,342
      2,850 Telefonos de Mexico ADR                        230,850
                                                       -----------
                                                           425,192
                                                       -----------
Netherlands -- 6.9%
      4,964 Fortis                                         153,511
      4,751 ING Groep                                      257,545
      9,236 Koninklijke Ahold                              318,522
        917 Royal Dutch Petroleum                           53,781
      1,650 United Pan-Europe
              Communications *                              89,615
     10,329 VNU                                            413,275
                                                       -----------
                                                         1,286,249
                                                       -----------
Philippines -- 0.5%
      3,100 Philippine Long Distance
              Telephone ADR                                 93,581
                                                       -----------
Poland -- 0.6%
     14,861 Telekomunikacja Polska GDR*                    104,770
                                                       -----------
South Africa -- 0.6%
        700 AngloGold                                       30,160
        314 Edgars Stores                                    2,441
      8,600 South African Breweries*                        74,677
                                                       -----------
                                                           107,278
                                                       -----------
Spain -- 0.4%
      3,785 Telefonica Publicidad e Information             75,623
                                                       -----------
Sweden -- 0.6%
      3,819 Atlas Copco                                    104,392
                                                       -----------
Switzerland -- 5.7%
         92 Nestle                                         166,071
        156 Novartis                                       228,214
         13 Roche Holding                                  133,879
        430 Swisscom                                       162,112
        732 UBS                                            218,888
        247 Zurich Allied                                  140,715
                                                       -----------
                                                         1,049,879
                                                       -----------
Taiwan -- 1.6%
     21,021 Asustek Computer GDR                           303,228
                                                       -----------
Thailand -- 0.9%
    250,000 Krung Tai Bank                                 166,057
                                                       -----------
                                                           166,057
                                                       -----------
Turkey -- 0.6%
  7,812,000 Yapi ve Kredi Bankasi                          113,013
                                                       -----------
United Kingdom -- 21.3%
      6,776 Allied Domecq                                   65,416
      8,731 Allied Zurich                                  109,838
     19,507 ASDA Group                                      66,851
      3,639 AstraZeneca                                    140,869
      7,500 Barclays                                       218,399
     14,390 Barratt Developments                            81,265
      8,566 BP Amoco                                       153,637
      9,706 British American Tobacco                        91,329
      9,265 British Energy                                  78,922
      7,478 CGU                                            108,113
     14,500 Cookson Group                                   48,949
      9,250 Diageo                                          96,669
      3,100 Energis                                         73,988
      9,500 General Electric                                96,959
      9,775 Glaxo Wellcome                                 271,849
      8,047 Granada Group                                  149,406
      8,806 Halifax                                        105,156
     27,399 Invensys                                       129,771
     19,498 Lloyds TSB Group                               264,513
      6,840 National Power                                  49,849
      9,845 National Westminister Bank                     208,880
      6,600 Orange                                          96,824
     17,522 Prudential                                     258,160
      7,542 Railtrack Group                                154,307
      6,623 Royal Sun Alliance
              Insurance Group                               59,446
      7,439 Severn Trent                                   109,896
     12,000 Smithkline Beecham                             156,074
      3,800 Telewest Communications                         17,054
     11,544 Unilever                                       102,797
     15,477 Vodafone Group                                 305,179
     10,263 Yorkshire Water                                 71,396
                                                       -----------
                                                         3,941,761
                                                       -----------
Total -- Common Stocks (Cost $14,763,203)               17,897,067
                                                       -----------
Preferred Stocks -- 2.0%

Brazil -- 1.3%
  9,021,000 Telecentro Sul Participacoes                    99,922
  1,087,117 Telesp                                         128,402
                                                       -----------
                                                           228,324
                                                       -----------
Germany -- 0.7%
      1,930 Henkel KGaA                                    135,113
                                                       -----------
Total -- Preferred Stocks (Cost $455,721)                  363,437
                                                       -----------
Warrants and Rights* -- 0.0%
France -- 0.0%
      7,315 Vivendi Rights (Cost $0)                         8,611
                                                       -----------
TOTAL INVESTMENTS -- 98.8%
  (Cost $15,218,924)                                    18,269,115
Other Assets and Liabilities (net) -- 1.2%                 219,073
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $18,488,188
                                                       ===========
* Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt

Sector Allocation

Banking                                 13.4%
Electrical & Electronics                13.0
Telecommunications                       9.9
Utilities                                7.5
Merchandising                            5.9
Health and Personal Care                 5.1
Industrial Components                    4.6
Chemicals                                3.9
Energy                                   3.8
Food and Household Products              3.4
Other                                   28.3
                                       -----
                                        98.8
Other Assets and Liabilities (net)       1.2
                                       -----
Total Net Assets                       100.0%
                                       =====
See accompanying notes to the financial statements.

Govett Global Income Fund

Market Conditions During The Six Months Ended June 30, 1999

With the exception of Japan, yields rose significantly in the major Government bond markets in the first half of 1999. Over the six months, the major influence on Western bond markets has been the strong growth of the US economy and the resultant changing view on the path of US short term interest rates.

At the start of 1999, bond yields reflected the fear that the international credit crunch and emerging markets turmoil, started by the Russian default of August 1998, would push the US economy into recession in 1999. However, during the first half of 1999 the US economy has remained quite robust. The level of consumer confidence remained high with continuing strong growth in consumer spending. The industrial sector expanded at a solid pace with the National Association of Purchasing Managers' Report showing the highest level for some time. The labor market remained tight with unemployment running at an exceptionally low level of 4.2% - 4.3%.

As a result of these economic developments, the US Treasury market weakened significantly as market participants started to factor in short interest rate rises rather than further cuts by the US Federal Reserve previously expected. Higher Consumer Price Inflation data for April also had a negative impact on the Treasury market. In fact, the Federal Reserve raised interest rates by 0.25% to 5.0% at the end of June to cool the economy and to prevent a build-up of inflationary pressure. Over the period, US 10 year Treasury yields rose by 1.14% to 5.79%.

The US bond weakness was transmitted to European markets even though the economic picture in Europe was considerably more sluggish than in the USA. There was a sharp slow-down in European industrial output in early 1999 from the negative trade effect of the Asian crisis. However, consumer spending held up well. The European Central Bank
(ECB) cut interest rates by 0.5% to 2.5% in April to combat this softness. The weaker economic picture early in the half year meant that European bond yields did not rise as sharply as in the US. However, Europe did underperform the US late in the review period as investors became concerned about the continuing weakness of the euro currency and comments that Italy could be forced to leave the euro because of problems meeting budgetary targets.

The interest rate back-drop was supportive of UK bonds. Short term interest rates were cut by from 6.25% to 5.0% during the half year. However in spite of good domestic economic performance bond yields moved up, influenced by developments in US bonds.

Japanese bond yields declined modestly after the sharp rise in late 1998. The Japanese economy continued to bounce along the bottom. As a result domestic investors continued to favor bonds. Although emerging market debt was volatile over the half year, spreads closed largely unchanged from opening levels.

With respect to currencies, the major feature was a generally strong US dollar. The euro currency launched on January 1 1999 depreciated significantly as interest rate differentials favored the US dollar.

Fund Performance During The Six Months Ended June 30, 1999

For the half year ended June 30 1999 the total return at NAV of the Fund was -5.76%. The figure reflects reinvestment of distribution of
0.15 cents per share. In comparison the Salomon Smith Barney World Government Bond Index gave a return of -7.15% for the period.

The Fund benefited from its overweight exposure to the US dollar. At half year end, the Fund held US dollar denominated bonds and cash amounting to 61.1%. In addition, hedges out of the euro and Sterling into the US dollar amounted to a further 20.6% of the Fund. In performance terms being out of Japanese bonds, which outperformed, was a negative. However this was partly offset, as a result, by the Fund having no exposure to the weaker Japanese yen. The yen depreciated against the US dollar.

During the half year overall portfolio duration was reduced from 6.9 years to 6.3 years. The duration of the index at end June was 5.6 years. The reduction in duration reflected a slightly more cautious stance to markets in view of the strength of the US economy.

                                                             At Net
                                                           Asset Value
One Year Average Annual Total Return                          -1.46%
Three Year Average Annual Total Return+                        1.03%
Five Year Average Annual Total Return+                         3.07%
Since Inception Average Annual Total Return (1/7/92)+          4.07%


Source: AIB Govett
+ Annualized

Current Strategy and Outlook

We feel that bond markets are overly pessimistic about future US interest rate rises and the path of inflation generally. We expect yields to fall over the coming months as the US economy slows and inflation world-wide remains well behaved. Bonds may also benefit from periodic "safe haven" inflows if emerging markets or stock markets become volatile. Therefore, we will maintain our strategy of being overweight duration on the portfolio with a bias towards US Treasury long dated maturities. At current yield levels, we do not see value in Japanese bonds.

On currencies, we feel that the US dollar is fully valued and has limited scope for further appreciation. We have started to reduce the Fund's hedge out of the euro back to the US dollar. We will also look to gain yen exposure in very short date yen bonds on suitable opportunities.

/S/M. HOWARD MAHON

Howard Mahon

Govett Global Income Fund

Schedule of Investments
June 30, 1999 (Unaudited)

 Principal                                                 Value
  Amount       Description                             (See Note 1)

Corporate Bonds -- 8.4%

Ireland -- 4.2%
USD   200,000 BGB Finance
                6.50%, 09/03/01                         $  200,480
                                                        ----------
Norway -- 4.2%
USD   200,000 Telenor Series E
                5.75%, 03/26/01                            198,090
                                                        ----------
Total Corporate Bonds (Cost $399,667)                      398,570
                                                        ----------
Government Bonds and Notes
-- 86.2%

Austria -- 3.1%
ECU   127,029 Republic of Austria
                6.25%, 05/31/06                            145,460
                                                        ----------
Denmark -- 2.9%
DKK   900,000 Kingdom of Denmark
                6.00%, 11/15/09                            135,602
                                                        ----------
Germany -- 8.6%
ECU    51,129 Deutschland Republic
                5.625%, 01/04/28                            54,419
ECU   100,000 Deutschland Republic
                6.00%, 06/20/16                            114,922
ECU   204,517 Deutschland Republic
                6.25%, 01/04/24                            236,472
                                                        ----------
                                                           405,813
                                                        ----------
Netherlands -- 4.5%
ECU   181,512 Netherlands Government
              7.00%, 06/15/05                              214,595
                                                        ----------
New Zealand -- 3.6%
NZD   300,000 New Zealand Government
                8.00%, 11/15/06                            172,611
                                                        ----------
United Kingdom -- 14.9%
GBP   400,000 U.K. Gilt
                9.75%, 08/27/02                            705,441
                                                        ----------
United States -- 48.6%
USD   400,000 U.S. Treasury Bond
                6.50%, 11/15/26                            414,000
USD   451,000 U.S. Treasury Note
                6.125%, 11/15/27                           446,772
USD   200,000 U.S. Treasury Note
                6.50%, 08/31/01                            203,750
USD 1,150,000 U.S. Treasury Note
                7.50%, 02/15/05                          1,238,406
                                                        ----------
                                                         2,302,928
                                                        ----------
Total -- Government Bonds and Notes
  (Cost $4,111,722)                                      4,082,450
                                                        ----------
TOTAL INVESTMENTS -- 94.6%
  (Cost $4,511,389)                                      4,481,020
Other Assets and Liabilities (net) -- 5.4%                 254,141
                                                        ----------
TOTAL NET ASSETS -- 100.0%                              $4,735,161
                                                        ==========

                 Forward Foreign Currency Contracts
                                                          In         Net
        Settle               Contracts to              Exchange   Unrealized
         Date   Currency   Deliver/Receive   Currency    For     Appreciation
        ------  --------   ---------------   --------  --------- ------------
Sales  7/21/99    ECU          300,000          USD     310,260     $  690
       7/21/99    GBP          425,000          USD     676,413      5,907
                                                                    ------
                                                                    $6,597
                                                                    ======

The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.

DKK -- Danish Krone
ECU -- Euro
GBP -- British Pound
NZD -- New Zealand Dollar
USD -- United States Dollar

See accompanying notes to the financial statements.


(THIS PAGE INTENTIONALLY LEFT BLANK)



Statements of Assets and Liabilities

June 30, 1999 (Unaudited)

                                                 Emerging                        International
                                                  Markets          Smaller          Smaller       International       Global
                                                  Equity          Companies        Companies         Equity           Income
                                                   Fund             Fund             Fund             Fund             Fund
                                               ------------     ------------     ------------     ------------     ------------
ASSETS:
Investments, at value (Note 1) -
(see accompanying Schedules of Investments)    $ 16,873,729     $ 61,300,170        $ 883,943     $ 18,269,115      $ 4,481,020
Cash                                                     --          273,024               --               --          182,123
Foreign currency, at value (Note 1)                  73,048              119           14,973          848,011               --
Receivable from:
Securities sold                                     298,407          329,375           25,918          208,429               --
Net open forward currency contracts (Note 7)             --               --               --               --            6,597
Fund shares sold                                         68              442               95            8,188               --
Dividends and interest                               57,784           78,537            2,544           52,687           93,816
Reimbursement from investment manager (Note 2)      121,766               --           66,100               --           28,209
Other assets                                         16,111           16,111           16,111           19,049           16,110
                                               ------------     ------------     ------------     ------------     ------------
Total assets                                     17,440,913       61,997,778        1,009,684       19,405,479        4,807,875
                                               ------------     ------------     ------------     ------------     ------------

LIABILITIES:
Overdraft payable                                   106,588               --           22,386          498,192               --
Payable for:
Securities purchased                                693,251        1,714,181               --          334,255               --
Fund shares repurchased                              12,854          107,079               --            7,295           28,638
Distributions declared                                   --               --               --               --            1,616
Investment manager (Note 2)                              --           45,295               --           12,745               --
Professional fees                                    23,105           26,097           20,502           22,098           26,098
Accrued expenses and other liabilities              165,086          229,418           26,997           42,706           16,362
                                               ------------     ------------     ------------     ------------     ------------
Total liabilities                                 1,000,884        2,122,070           69,885          917,291           72,714
                                               ------------     ------------     ------------     ------------     ------------
Net assets                                     $ 16,440,029     $ 59,875,708     $    939,799     $ 18,488,188     $  4,735,161
                                               ============     ============     ============     ============     ============

NET ASSETS CONSIST OF:
Paid-in-capital                                $ 26,301,919     $ 81,952,041        $ 799,093     $ 13,822,319     $  9,504,828
Undistributed net investment income (loss)           14,436         (577,711)             (90)          30,797         (163,393)
Accumulated net realized gain (loss) on
investments and foreign currency transactions   (13,539,252)     (32,671,245)          51,556        1,584,187       (4,578,371)
Net unrealized appreciation (depreciation) on
investments, forward currency contracts
and net other assets (net of accrued foreign
country tax unrealized appreciation)              3,662,926       11,172,623           89,240        3,050,885          (27,903)
                                               ------------     ------------     ------------     ------------     ------------
Net assets                                     $ 16,440,029     $ 59,875,708     $    939,799     $ 18,488,188     $  4,735,161
                                               ============     ============     ============     ============     ============

Class A Retail Shares:
Net assets                                     $ 16,440,029     $ 59,875,708     $     51,753     $ 11,335,521     $  4,735,161
                                               ============     ============     ============     ============     ============
Shares outstanding                                1,522,497        2,899,880            4,375          940,888          634,712
                                               ============     ============     ============     ============     ============
Net Asset Value, offering and redemption
price per share                                $      10.80     $      20.65     $      11.83     $      12.05     $       7.46
                                               ============     ============     ============     ============     ============

Institutional Class Shares:
Net assets                                                                       $    888,046     $  7,152,667
                                                                                 ============     ============
Shares outstanding                                                                     74,998          591,995
Net Asset Value, offering and redemption                                         ============     ============
price per share                                                                  $      11.84     $      12.08
                                                                                 ============     ============

Cost of investments                            $ 13,161,173     $ 50,127,034     $    795,102     $ 15,218,924      $ 4,511,389
Cost of foreign currency                       $     73,436     $        121     $     14,811     $    847,949      $        --

See accompanying notes to the financial statements.





Statements of Operations
For the six months ended June 30, 1999 (Unaudited)


                                                 Emerging                        International
                                                  Markets          Smaller          Smaller       International       Global
                                                  Equity          Companies        Companies         Equity           Income
                                                   Fund             Fund             Fund             Fund             Fund
                                               ------------     ------------     ------------     ------------     ------------
Investment income:
Interest*                                      $      1,268     $         --     $      1,113     $         --     $    178,722
Dividends*                                          191,556          133,652            4,887          233,921               --
                                               ------------     ------------     ------------     ------------     ------------
Total investment income                             192,824          133,652            6,000          233,921          178,722
                                               ------------     ------------     ------------     ------------     ------------

Expenses:
Management fee (Note 2)                              73,556          290,424            4,045           91,478           23,111
Custody and administration fees                      97,113          166,769           10,728           76,369           20,214
12b-1 fee Class A Retail Shares (Note 3)             25,746          101,760               12           20,166           10,785
Professional fees                                    27,692           27,684           21,678           27,684           27,684
Transfer agency fee                                  66,378          265,584           10,287           32,469           11,272
Registration and filing fees                         11,976           26,069            7,822            8,657            8,064
Directors' fees and expenses                         15,872           15,869           15,869           15,869           15,869
Insurance                                             3,394            3,394            3,394            3,394            3,394
Other                                                 9,946           30,701            2,399            4,068            3,150
                                               ------------     ------------     ------------     ------------     ------------
Total expenses                                      331,673          928,254           76,234          280,154          123,543
                                               ------------     ------------     ------------     ------------     ------------
Less: Expenses reimbursable and fees waived
by the Manager (Note 2)                            (195,386)        (245,099)         (70,144)         (77,030)         (51,319)
                                               ------------     ------------     ------------     ------------     ------------
Net operating expenses                              136,287          683,155            6,090          203,124           72,224
                                               ------------     ------------     ------------     ------------     ------------
Net investment income (loss)                         56,537         (549,503)             (90)          30,797          106,498
                                               ------------     ------------     ------------     ------------     ------------

Realized and unrealized gain (loss):

Net realized gain (loss) on:
Investment transactions                              33,000       11,483,180           67,593        1,006,087            8,842
Foreign Currency transactions                       (60,112)          (9,271)         (16,037)          40,409           98,606
                                               ------------     ------------     ------------     ------------     ------------
Net realized gain (loss)                            (27,112)      11,473,909           51,556        1,046,496          107,448
                                               ------------     ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) on:
Investments                                       4,537,608          952,261           88,841          310,175         (538,997)
Foreign currency transactions                       (27,495)          (1,056)             399             (901)         (14,775)
                                               ------------     ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)
during the period                                 4,510,113          951,205           89,240          309,274         (553,772)
                                               ------------     ------------     ------------     ------------     ------------
Net realized and unrealized gain (loss)           4,483,001       12,425,114          140,796        1,355,770         (446,324)
                                               ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
resulting from operations                      $  4,539,538     $ 11,875,611     $    140,706     $  1,386,567     $   (339,826)
                                               ============     ============     ============     ============     ============


*Net of foreign taxes withheld of              $     11,430         $ 16,506     $        599     $     29,422     $      2,836
                                               ============     ============     ============     ============     ============

See accompanying notes to the financial statements.





Statements of Changes in Net Assets

                                                                    Emerging Markets Equity Fund      Smaller Companies Fund
                                                                   ------------------------------  ------------------------------
                                                                   Six Months Ended  Year Ended    Six Months Ended   Year Ended
                                                                     June 30, 1999   December 31,    June 30, 1999   December 31,
                                                                      (Unaudited)       1998          (Unaudited)        1998
                                                                   ----------------  ------------  ----------------  ------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)                                             $56,537          $7,191       $(549,503)    $(1,267,489)
Net realized gain (loss) on investment
and foreign currency transactions                                        (27,112)     (7,679,065)     11,473,909     (22,950,235)
Net change in unrealized appreciation (depreciation) on investments,
forward currency contracts, foreign currency, and other assets         4,510,113        (914,243)        951,205      15,277,839
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting from operations        4,539,538      (8,586,117)     11,875,611      (8,939,885)
                                                                     -----------     -----------     -----------     -----------
Distributions to shareholders:
From net investment income:
Class A Retail Shares                                                         --        (337,697)             --              --
From net realized capital gains:
Retail Shares                                                                 --              --              --              --
Institutional Class Shares                                                    --              --              --              --
Return of capital                                                             --              --              --              --
                                                                     -----------     -----------     -----------     -----------
Total distributions to shareholders                                           --        (337,697)             --              --
                                                                     -----------     -----------     -----------     -----------
Fund share transactions (Note 5):
Class A Retail Shares:
Proceeds from shares sold                                                416,052       2,989,068       1,276,273      56,126,236
Proceeds from shares issued in connection with merger
of Latin America Fund (Note 9)                                                --       1,238,739              --              --
Proceeds from shares issued in connection with merger
of Asia Fund (Note 9)                                                         --         801,620              --              --
Net asset value of shares issued on reinvestment of distributions             --         313,058              --              --
Cost of shares repurchased                                            (3,249,314)    (14,583,908)    (14,228,003)   (114,159,592)
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting
from Class A Retail Shares                                            (2,833,262)     (9,241,423)    (12,951,730)    (58,033,356)

Institutional Class Shares:
Proceeds from shares sold                                                     --              --              --              --
Proceeds from shares issued in connection with merger
of ARK International Equity Portfolio (Note 10)                               --              --              --              --
Net asset value of shares issued on reinvestment of distributions             --              --              --              --
Cost of shares repurchased                                                    --              --              --              --
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting
from Institutional Class Shares                                               --              --              --              --
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting from
fund share transactions                                               (2,833,262)     (9,241,423)    (12,951,730)    (58,033,356)
                                                                     -----------     -----------     -----------     -----------
Total change in net assets                                             1,706,276     (18,165,237)     (1,076,119)    (66,973,241)
Net Assets:
Beginning of period                                                   14,733,753      32,898,990      60,951,827     127,925,068
                                                                     -----------     -----------     -----------     -----------
End of Period*                                                       $16,440,029     $14,733,753     $59,875,708     $60,951,827
                                                                     ===========     ===========     ===========     ===========
*Including undistributed net investment income (loss) of                 $14,436        $(42,101)      $(577,711)       $(28,208)

(a) Commencement of Operations was December 31, 1998.

See accompanying notes to the financial statements.





Statements of Changes in Net Assets

                                                                        International Smaller
                                                                            Companies Fund           International Equity Fund
                                                                   ------------------------------  ------------------------------
                                                                   Six Months Ended  Period Ended  Six Months Ended   Year Ended
                                                                    June 30, 1999    December 31,   June 30, 1999    December 31,
                                                                     (Unaudited)        1998(a)      (Unaudited)        1998
                                                                   ----------------  ------------  ----------------  ------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)                                                $(90)            $--         $30,797        $(92,294)
Net realized gain (loss) on investment
and foreign currency transactions                                         51,556              --       1,046,496       2,926,017
Net change in unrealized appreciation (depreciation) on investments,
forward currency contracts, foreign currency, and other assets            89,240              --         309,274         112,226
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting from operations          140,706              --       1,386,567       2,945,949
                                                                     -----------     -----------     -----------     -----------
Distributions to shareholders:
From net investment income:
Class A Retail Shares                                                         --              --              --              --
From net realized capital gains:                                                                                              --
Retail Shares                                                                 --              --              --      (1,795,430)
Institutional Class Shares                                                    --              --              --        (792,286)
Return of capital                                                             --              --              --              --
                                                                     -----------     -----------     -----------     -----------
Total distributions to shareholders                                           --              --              --      (2,587,716)
                                                                     -----------     -----------     -----------     -----------
Fund share transactions (Note 5):
Class A Retail Shares:
Proceeds from shares sold                                                 49,110              --         263,262       1,654,711
Proceeds from shares issued in connection with merger
of Latin America Fund (Note 9)                                                --              --              --              --
Proceeds from shares issued in connection with merger
of Asia Fund (Note 9)                                                         --              --              --              --
Net asset value of shares issued on reinvestment of distributions             --              --              --       1,696,393
Cost of shares repurchased                                                    --              --      (2,005,928)     (5,574,274)
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting
from Class A Retail Shares                                                49,110              --      (1,742,666)     (2,223,170)
                                                                     -----------     -----------     -----------     -----------
Institutional Class Shares:
Proceeds from shares sold                                                     --         749,983           1,075           1,775
Proceeds from shares issued in connection with merger
of ARK International Equity Portfolio (Note 10)                               --              --              --       6,072,870
Net asset value of shares issued on reinvestment of distributions             --              --              --         790,393
Cost of shares repurchased                                                    --              --         (57,385)        (51,851)
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting
from Institutional Class Shares                                               --         749,983         (56,310)      6,813,187
                                                                     -----------     -----------     -----------     -----------
Net increase (decrease) in net assets resulting from
fund share transactions                                                   49,110         749,983      (1,798,976)      4,590,017
                                                                     -----------     -----------     -----------     -----------
Total change in net assets                                               189,816         749,983        (412,409)      4,948,250
Net Assets:
Beginning of period                                                      749,983              --      18,900,597      13,952,347
                                                                     -----------     -----------     -----------     -----------
                                                                        $939,799        $749,983     $18,488,188     $18,900,597
End of Period*                                                       ===========     ===========     ===========     ===========
*Including undistributed net investment income (loss) of             $        --     $        --     $    30,798     $        --





Statements of Changes in Net Assets

                                                                            Global Income Fund
                                                                      ------------------------------
                                                                      Six Months Ended  Year Ended
                                                                       June 30, 1999    December 31,
                                                                        (Unaudited)        1998
                                                                      ----------------  ------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)                                               $106,498        $359,699
Net realized gain (loss) on investment
and foreign currency transactions                                           107,448        (489,249)
Net change in unrealized appreciation (depreciation) on investments,
forward currency contracts, foreign currency, and other assets             (553,772)        724,064
                                                                        -----------     -----------
Net increase (decrease) in net assets resulting from operations            (339,826)        594,514
                                                                        -----------     -----------
Distributions to shareholders:
From net investment income:
Class A Retail Shares                                                      (119,925)        (78,701)
From net realized capital gains:
Retail Shares                                                                    --              --
Institutional Class Shares                                                       --        (276,101)
Return of capital                                                       -----------     -----------
Total distributions to shareholders                                        (119,925)       (354,802)
                                                                        -----------     -----------
Fund share transactions (Note 5):
Class A Retail Shares:
Proceeds from shares sold                                                    28,754         130,822
Proceeds from shares issued in connection with merger
of Latin America Fund (Note 9)                                                   --              --
Proceeds from shares issued in connection with merger
of Asia Fund (Note 9)                                                            --              --
Net asset value of shares issued on reinvestment of distributions            88,197         212,673
Cost of shares repurchased                                               (1,990,333)     (3,791,557)
                                                                        -----------     -----------
Net increase (decrease) in net assets resulting
from Class A Retail Shares                                               (1,873,382)     (3,448,062)
                                                                        -----------     -----------
Institutional Class Shares:
Proceeds from shares sold                                                        --              --
Proceeds from shares issued in connection with merger
of ARK International Equity Portfolio (Note 10)                                  --              --
Net asset value of shares issued on reinvestment of distributions                --
Cost of shares repurchased                                                       --              --
                                                                        -----------     -----------
Net increase (decrease) in net assets resulting
from Institutional Class Shares                                                  --              --
                                                                        -----------     -----------
Net increase (decrease) in net assets resulting from
fund share transactions                                                  (1,873,382)     (3,448,062)
                                                                        -----------     -----------
Total change in net assets                                               (2,333,133)     (3,208,350)
Net Assets:
Beginning of period                                                       7,068,294      10,276,644
                                                                        -----------     -----------
End of Period*                                                           $4,735,161      $7,068,294
                                                                        ===========     ===========

*Including undistributed net investment income (loss) of                  $(163,393)      $(149,966)




Financial Highlights
For a Share Outstanding Throughout Each Period:

                                                              Emerging Markets Equity Fund
                                  ---------------------------------------------------------------------------------------
                                                                  Class A Retail Shares
                                  ---------------------------------------------------------------------------------------
                                   Six Months
                                      Ended       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                  June 30, 1999  December 31,   December 31,   December 31,   December 31,   December 31,
                                   (Unaudited)       1998           1997           1996           1995           1994
                                  -------------  ------------   ------------   ------------   ------------   ------------
Net asset value,
beginning of period                  $  7.96        $ 12.24        $ 13.66        $ 12.24        $ 13.29        $ 17.70
                                     -------        -------        -------        -------        -------        -------
Income from
investment operations:
Net investment income
(loss)+                                 0.04           0.02          (0.11)         (0.13)         (0.06)         (0.11)
Net realized and unrealized
gain (loss) on investments              2.80          (4.15)         (1.31)          1.61          (0.98)         (1.93)
                                     -------        -------        -------        -------        -------        -------
Total from investment
operations                              2.84          (4.13)         (1.42)          1.48          (1.04)         (2.04)
                                     -------        -------        -------        -------        -------        -------
Less distributions to
shareholders:
From net investment income                --          (0.15)            --             --             --             --
In excess of net
investment income                         --             --             --          (0.06)            --             --
From net realized gain                    --             --             --             --          (0.01)         (2.33)
In excess of net
realized capital gain                     --             --             --             --             --          (0.04)
                                     -------        -------        -------        -------        -------        -------
Total distributions                       --          (0.15)            --          (0.06)         (0.01)         (2.37)
                                     -------        -------        -------        -------        -------        -------
Net asset value, end of period       $ 10.80        $  7.96        $ 12.24        $ 13.66        $ 12.24        $ 13.29
                                     =======        =======        =======        =======        =======        =======
Total Return                           35.68%**      (34.18)%       (10.40)%        12.08%         (7.84)%       (12.65)%

Ratios/Supplemental Data:
Net Assets, end of
period (000's)                       $16,440        $14,734        $32,899        $56,814        $75,887        $76,812
Net operating expenses to
average daily net assets
(Note A)                                1.85%*         2.50%          2.50%          2.38%          2.50%          2.50%
Net investment income (loss) to
average daily net assets                0.77%*         0.03%         (0.54)%        (0.62)%        (0.49)%        (0.77)%
Portfolio turnover rate                   39%           121%           120%           122%           115%           140%

-----------------------------------
Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses                        4.50%*         4.09%          2.91%          2.62%          2.78%          2.65%

(a) Commencement of Operations was May 25, 1999.

(b) Commencement of Operations was December 31, 1998.

 *  Annualized

**  Not Annualized

 + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.

See accompanying notes to the financial statements.




                                                                  Smaller Companies Fund
                                  ---------------------------------------------------------------------------------------
                                                                  Class A Retail Shares
                                  ---------------------------------------------------------------------------------------
                                   Six Months
                                      Ended       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                  June 30, 1999  December 31,   December 31,   December 31,   December 31,   December 31,
                                   (Unaudited)       1998           1997           1996           1995           1994
                                  -------------  ------------   ------------   ------------   ------------   ------------
Net asset value,
beginning of period                  $ 16.85        $ 19.09        $ 21.83        $ 29.96        $ 19.06        $ 15.85
                                     -------        -------        -------        -------        -------        -------
Income from
investment operations:
Net investment income
(loss)+                                (0.19)         (0.35)         (0.43)         (0.44)         (0.30)         (0.10)
Net realized and unrealized
gain (loss) on investments              3.99          (1.89)         (2.31)         (2.84)         13.32           4.47
                                     -------        -------        -------        -------        -------        -------
Total from investment
operations                              3.80          (2.24)         (2.74)         (3.28)         13.02           4.37
                                     -------        -------        -------        -------        -------        -------
Less distributions to
shareholders:
From net investment income                --             --             --             --             --             --
In excess of net
investment income                         --             --             --             --             --             --
From net realized gain                    --             --             --          (4.85)         (2.12)         (1.16)
In excess of net
realized capital gain                     --             --             --             --             --             --
                                     -------        -------        -------        -------        -------        -------
Total distributions                       --             --             --          (4.85)         (2.12)         (1.16)
                                     -------        -------        -------        -------        -------        -------
Net asset value, end of period       $ 20.65        $ 16.85        $ 19.09        $ 21.83        $ 29.96        $ 19.06
                                     =======        =======        =======        =======        =======        =======
Total Return                           22.55%**      (11.73)%       (12.55)%       (10.62)%        69.13%         28.68%

Ratios/Supplemental Data:
Net Assets, end of
period (000's)                       $59,876        $60,952       $127,925       $259,735       $517,990        $76,873
Net operating expenses to
average daily net assets
(Note A)                                2.35%*         1.95%          1.95%          1.81%          1.95%          1.95%
Net investment income (loss) to
average daily net assets               (1.89)%*       (1.51)%        (1.64)%        (1.40)%        (1.64)%        (1.13)%
Portfolio turnover rate                   44%           104%            77%           406%           280%           519%

-----------------------------------
Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

    Expenses                            3.19%*         2.91%          2.59%          2.08%          2.12%          2.40%

(a) Commencement of Operations was May 25, 1999.

(b) Commencement of Operations was December 31, 1998.

 *  Annualized

**  Not Annualized

 + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.

See accompanying notes to the financial statements.





                                              International Smaller Companies Fund
                                  ----------------------------------------------------------
                                  Class A Retail Shares        Institututional Class Shares
                                  ---------------------        -----------------------------
                                                                          Six Months
                                      Period Ended                          Ended
                                      June 30, 1999                      June 30, 1999
                                      (Unaudited)(a)                    (Unaudited)(b)
                                  ---------------------         ----------------------------
Net asset value,
beginning of period                       $10.90                            $10.00
                                         -------                           -------
Income from
investment operations:
Net investment income
(loss)+                                       --                                --
Net realized and unrealized
gain (loss) on investments                  0.93                              1.84
                                         -------                           -------
Total from investment
operations                                  0.93                              1.84
                                         -------                           -------
Less distributions to
shareholders:
From net investment income                    --                                --
In excess of net
investment income                             --                                --
From net realized gain                        --                                --
In excess of net
realized capital gain                         --                                --
                                         -------                           -------
Total distributions                           --                                --
                                         -------                           -------
Net asset value, end of period            $11.83                            $11.84
                                         =======                           =======
Total Return                                8.53%**                          18.40%**

Ratios/Supplemental Data:
Net Assets, end of
period (000's)                            $   52                          $    888
Net operating expenses to
average daily net assets
(Note A)                                    1.85%*                            1.50%*
Net investment income (loss) to
average daily net assets                   (0.55)%*                          (0.01)%*
Portfolio turnover rate                       62%                               62%

-----------------------------------
Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses                           15.89%*                           18.84%*

(a) Commencement of Operations was May 25, 1999.

(b) Commencement of Operations was December 31, 1998.

 *  Annualized

**  Not Annualized

 + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.


See accompanying notes to the financial statements.



Financial Highlights (continued)

For a Share Outstanding Throughout Each Period:


                                                      International Equity Fund
               --------------------------------------------------------------------------------------------------------------------
                                              Class A Retail Shares                                     Institutional Class Shares
               --------------------------------------------------------------------------------------  ----------------------------
                 Six Months                                                                            Six Months
                   Ended      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended         Ended        Period Ended
               June 30, 1999  December 31,  December 31,  December 31,  December 31,  December 31,   June 30, 1999    December 31,
                (Unaudited)       1998          1997          1996          1995         1994         (Unaudited)       1998 (a)
Net asset value,
beginning of
period          $  11.17      $  10.90       $  11.19     $  11.27      $  10.16     $  13.23         $  11.19         $  12.85
                --------      --------       --------     --------      --------     --------         --------         --------
Income from
investment operations:
Net investment
income (loss)+      0.03         (0.08)         (0.24)       (0.11)        (0.08)       (0.12)            0.03            (0.02)
Net realized and
unrealized gain
(loss) on
investments         0.85          2.15           0.18         1.45          1.20        (0.94)            0.86            (0.13)
                --------      --------       --------     --------      --------     --------         --------         --------
Total from
investment
operations          0.88          2.07          (0.06)        1.34          1.12        (1.06)            0.89            (0.15)
                --------      --------       --------     --------      --------     --------         --------         --------

Less distributions
to shareholders:
From net investment
income                --            --             --        (0.11)           --           --               --               --
In excess of net
investment income     --            --             --        (0.09)           --           --               --               --
From net realized
gain                  --         (1.80)         (0.23)       (1.22)        (0.01)       (2.01)              --            (1.51)
Return of capital     --            --             --           --            --           --               --               --
                --------      --------       --------     --------      --------     --------         --------         --------
Total
distributions         --         (1.80)         (0.23)       (1.42)        (0.01)       (2.01)              --            (1.51)
                --------      --------       --------     --------      --------     --------         --------         --------
Net asset value,
end of period   $  12.05      $  11.17       $  10.90     $  11.19      $  11.27     $  10.16         $  12.08         $  11.19
                ========      ========       ========     ========      ========     ========         ========         ========
Total Return        7.88%**      19.12%         (0.71)%      12.13%        11.01%       (8.44)%           7.95%**         (1.15)%**
Ratios/
Supplemental
Data:
Net Assets,
end of period
(000's)          $11,335       $12,223        $13,952      $25,822       $28,546      $32,296           $7,153           $6,678
Net operating
expenses to
average daily
net assets
(Note A)            2.35%*        2.45%          2.50%        2.39%         2.50%        2.50%            2.00%*           1.75%*
Net investment
income (loss) to
average daily net
assets              0.19%*       (0.62)%        (1.01)%      (1.06)%       (0.64)%      (0.98)%           0.58%*          (0.47)%*
Portfolio turnover
rate                  19%          109%            51%          84%          101%         155%              19%             109%

------------------------
Note A: For the years presented,AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses    3.19%*        3.30%          3.12%        3.09%         2.75%        2.74%            2.84%*           2.90%*

(a) Commencement of Operations was July 24, 1998.

 * Annualized

** Not Annualized

 + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.








                                                                Global Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                               Class A Retail Shares
--------------------------------------------------------------------------------------------------------------------------------
                                Six Months
                                  Ended         Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
                              June 30, 1999     December 31,    December 31,    December 31,    December 31,     December 31,
                               (Unaudited)         1998            1997            1996            1995             1994
                               -----------      -----------     -----------     -----------     -----------      -----------
Net asset value,
beginning of
period                         $   8.07        $   7.82         $   8.32        $   8.97        $   8.48         $  10.16
                               --------        --------         --------        --------        --------         --------
Income from
investment operations:
Net investment
income (loss)+                     0.07            0.32             0.26            0.57            0.63             0.76
Net realized and
unrealized gain
(loss) on
investments                       (0.53)           0.27            (0.30)          (0.54)           0.53            (1.67)
Total from                     --------        --------         --------        --------        --------         --------
investment
operations                        (0.46)           0.59            (0.04)           0.03            1.16            (0.91)
                               --------        --------         --------        --------        --------         --------

Less distributions
to shareholders:
From net investment
income                            (0.15)          (0.06)           (0.12)          (0.66)          (0.63)           (0.24)
In excess of net
investment income                    --              --               --           (0.02)          (0.04)              --
From net realized
gain                                 --              --               --              --              --               --
Return of capital                    --           (0.28)           (0.34)             --              --            (0.53)
                               --------        --------         --------        --------        --------         --------
Total
distributions                     (0.15)          (0.34)           (0.46)          (0.68)          (0.67)           (0.77)
Net asset value,               --------        --------         --------        --------        --------         --------
end of period                  $   7.46        $   8.07         $   7.82        $   8.32        $   8.97         $   8.48
                               ========        ========         ========        ========        ========         ========
Total Return                      (5.76)%**        7.65%           (0.35)%          0.34%          14.11%           (9.16)%
Ratios/
Supplemental
Data:
Net Assets,
end of period
(000's)                          $4,735          $7,068          $10,277         $20,354         $41,181          $51,691
Net operating
expenses to
average daily
net assets
(Note A)                           2.35%*          1.75%            1.75%           1.64%           1.75%            1.75%
Net investment
income (loss) to
average daily net
assets                             3.49%*          4.37%            4.23%           7.17%           7.45%            8.30%
Portfolio turnover
rate                                  0%             23%              76%            236%            249%             701%


------------------------
Note A: For the years presented,AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses                   4.02%*          3.54%            2.82%           2.38%           1.93%            1.95%

(a) Commencement of Operations was July 24, 1998.

 * Annualized

** Not Annualized

 + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.





Notes to Financial Statements (Unaudited)

Note 1--Significant Accounting Policies The Govett Funds, Inc. (the "Company") consists of seven series (individually a "Fund" and collectively the "Funds") which are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Five series are currently being offered to the public, as diversified open-end investment companies, except Govett Global Income Fund, which is a non-diversified investment company.

Each Fund has authorized the issuance of Retail Shares (Class A and Class B) and Institutional Class shares. Presently, none of the Funds offer Class B shares and only the International Equity Fund and International Smaller Companies Fund have Institutional Class shares outstanding. Each class of shares has equal rights as to assets and voting privileges. Class A and Class B have exclusive voting rights for their respective distribution plan. Each class of shares differs in its respective service, distribution and transfer agent expenses.

Each Fund, except Govett Global Income Fund, seeks long-term capital appreciation by investing in certain geographical regions or companies. Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the "Funds" in the preparation of their financial statements.

Portfolio Valuation -- Portfolio securities listed or traded on domestic or foreign securities exchanges are valued at the last quoted sales price. Securities listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are based on prices for securities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at the foreign currency rates applicable on that day or at such other rates as AIB Govett, Inc. ("AIB Govett" or the "Manager") and AIB Govett Asset Management Limited ("AIB Govett London" or the "Subadviser") may determine to be appropriate in computing net asset value. Securities for which there are no representative quotations or valuations are valued at fair value as determined in good faith by the Board of Directors.

Repurchase Agreements -- Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed- upon price and time. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. The Manager and Subadviser, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Foreign Currency Translation -- Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment transactions.

Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. Forward foreign currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as the Subadviser may determine to be appropriate.

Taxes -- No provision has been made for income tax because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1998, the following Funds had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                 Emerging      Smaller
Expiration Date December 31,  Markets Equity  Companies   Global Income
----------------------------  --------------  ---------   --------------
2002                           $ 2,848,112  $        --     $2,025,272
2003                             2,573,930           --        170,438
2004                                46,772           --      1,412,148
2005                             2,080,847   14,359,142        745,011
2006                            10,135,022   29,786,012             --
                               -----------  -----------     ----------
Total                          $17,684,683  $44,145,154     $4,352,869
                               ===========  ===========     ==========

Utilization of the capital loss carryforward of the Emerging Markets Equity Fund may be limited because a portion of each capital loss is from a merger with another fund.

Distributions to Shareholders -- All of the Funds except Govett Global Income Fund intend to declare and pay distributions from net investment income and net realized gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized gains, if any, annually.

Security Transactions and Related Investment Income -- Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt securities is amortized on a straight-line basis.

Expenses -- Fund expenses not directly attributable to the operations of specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consideration, among other things, the nature and type of expense.

Note 2--Management Fees and Affiliated Service Providers

The Manager and Subadviser, pursuant to the terms of their respective investment management contracts, provide all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the average daily net assets of each Fund. The Manager agreed to waive a portion of its management fee and to reimburse a portion of the other operating expenses to the extent that the Funds'annual ordinary operating expenses exceed 2.35% for Class A shares and 2.00% for Institutional Class shares for Smaller Companies Fund, International Equity Fund and Global Income Fund and 1.85% for Class A shares and 1.50% for Institutional Class Shares for the Emerging Markets Equity Fund and International Smaller Companies Fund.

Note 3--Distribution Agreement/12b-1 Plan

The Funds have adopted a Distribution and Service Plan for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. The Funds pay a distribution fee, computed daily and paid quarterly, equal to an annual rate not to exceed 0.35% of the value of each Fund's average daily net assets, attributable to Class A shares, for providing ongoing distribution services and facilities to the Fund's Class A shares.

Note 4--Purchases and Sales of Securities

Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the six months ended June 30, 1999, were as follows. Only the Global Income Fund had long- term U.S. Government securities transactions.

                                           Purchases        Sales

Emerging Markets Equity                   $ 5,783,369    $ 7,670,556
                                          ===========    ===========
Smaller Companies                         $26,821,029    $40,282,648
                                          ===========    ===========
International Smaller Companies           $ 1,184,828    $   457,319
                                          ===========    ===========
International Equity                      $ 3,467,032    $ 5,051,822
                                          ===========    ===========
Global Income:
U.S Government securities                 $        --    $   200,531
Other Investments                                  --      1,435,018
                                          -----------    -----------
                                          $        --    $ 1,635,549
                                          ===========    ===========





Note 5--Fund Share Transactions

The Company's Articles of Incorporation permit the
Company's Board of Directors to establish an unlimited
number of series (or Funds), each of which may issue one or more separate classes of shares. The Company can issue up to a total of three billion shares and has authorized 250 million shares for each
Fund. Transactions in fund shares for the periods indicated below are as follows:
                                          Smaller Companies
                                                Fund              Global Income Fund
                                       ----------------------   -----------------------
                                       Six Months               Six Months
                                         Ended     Year Ended      Ended     Year Ended
                                        6/30/99     12/31/98      6/30/99     12/31/98
                                       ----------  ----------   ----------   ----------
Shares sold                              69,950     2,955,025       5,382      16,469
Shares issued on reinvestment
of distributions                             --            --       9,576      26,888
Shares repurchased                     (787,267)   (6,038,915)   (256,648)   (481,587)
                                       ---------   -----------   ---------   ---------
Net increase (decrease)                (717,317)   (3,083,890)   (241,690)   (438,230)
                                       =========   ===========   =========   =========


                                           International Smaller Companies Fund
                                     --------------------------------------------------
                                                                   Institutional
                                     Class A Retail Shares          Class Shares
                                     ---------------------  ---------------------------
                                                            Six Months
                                           Period Ended        Ended       Period Ended
                                              6/30/99         6/30/99        12/31/98
                                           ------------     ----------     ------------
Shares sold                                    4,375               --          74,998
Shares repurchased                                --               --              --
                                               -----             ----          ------
Net increase (decrease)                        4,375               --          74,998
                                               =====             ====          ======


                                                          Emerging Markets Equity Fund
                                                         ------------------------------
                                                         Six Months
                                                            Ended             Year Ended
                                                           6/30/99             12/31/98
                                                          ---------           ----------
Shares sold                                                  40,913              263,337
Shares issued in connection with merger of
Asia Fund                                                        --              105,054
Shares issued in connection with merger of
Latin America Fund                                               --              186,487
Shares issued on reinvestment of distributions                   --               25,065
Shares repurchased                                         (370,004)          (1,416,740)
                                                           ---------          -----------
Net increase (decrease)                                    (329,091)            (836,797)
                                                           =========          ===========


                                            International Equity Fund
                                 --------------------------------------------------
                                                               Institutional
                                  Class A Retail Shares         Class Shares
                                 -----------------------   -----------------------
                                 Six Months                Six Months
                                   Ended      Year Ended     Ended     Period Ended
                                  6/30/99      12/31/98     6/30/99      12/31/98
                                 ----------   ----------   ----------  ------------
Shares sold                        22,694       135,936          94        1,224
Shares issued in
connection with merger
of ARK International
Equity Fund                            --            --          --      529,774
Shares issued on
reinvestment
of distributions                       --       149,566          --       70,892
Shares repurchased               (176,121)     (471,046)     (4,935)      (5,054)
                                 ---------     ---------     -------     --------
Net increase (decrease)          (153,427)     (185,544)     (4,841)     596,836
                                 =========     =========     =======     ========

Note 6--Federal Income Tax Cost

At June 30, 1999, the cost and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:


                                                    Emerging              Smaller
                                                 Markets Equity          Companies
                                                      Fund                  Fund
                                                 --------------          ------------
Aggregate cost                                     $13,234,609           $50,127,155
                                                   ===========           ===========
Gross unrealized appreciation                        4,132,462            15,495,420
Gross unrealized depreciation                         (420,294)           (4,322,286)
                                                   -----------           -----------
Net unrealized appreciation (depreciation)         $ 3,712,168           $11,173,134
                                                   ===========           ===========

                                        International Smaller   International
                                              Companies             Equity
                                                 Fund                Fund
                                        ----------------------   -------------
Aggregate cost                                 $809,913          $16,066,873
                                               ========          ============
Gross unrealized appreciation                   135,260            3,611,603
Gross unrealized depreciation                   (46,257)            (561,350)
                                               --------          ------------
Net unrealized appreciation
(depreciation)                                 $ 89,003          $ 3,050,253
                                               ========          ============
                                                       Global
                                                       Income
                                                        Fund
                                                     -----------
Aggregate cost                                       $4,511,389
                                                     ==========
Gross unrealized appreciation                            99,786
Gross unrealized depreciation                          (130,155)
                                                     ----------
Net unrealized appreciation (depreciation)           $  (30,369)
                                                     ==========

Note 7 -- Financial Instruments

The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risk, such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts
(see Schedule of Investments).

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Note 8-Portfolio Investment Risks

Each Fund primarily purchases securities of foreign issuers other than Smaller Companies Fund, which may purchase such securities. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. These risks and considerations may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S.
companies and U.S. securities and most foreign securities are subject to the risk of currency rate fluctuations.

Note 9-Merger of Asia and Latin America Funds

On December 18, 1998, Emerging Markets Equity Fund acquired all the net assets of the Asia and Latin America Funds. The merger was accomplished by a tax-free exchange of 291,541 shares of Emerging Markets Equity Fund (valued at $2,235,733) for 182,159 shares of Asia Fund and 271,709 of Latin America
Fund outstanding on December 18, 1998. Asia and Latin America
Funds'net assets at that date ($805,627 and $1,430,106, respectively), including $4,007 and $191,367 of unrealized depreciation, respectively, were combined with those of Emerging
Markets Equity Fund. The aggregate net assets of Emerging
Markets Equity Fund, Asia Fund and Latin America Fund immediately before the merger were $12,325,440, $805,627 and $1,430,106, respectively.

Note 10-Merger of ARK International Equity
Fund

On July 24, 1998, International Equity Fund acquired all the net assets of the ARK International Equity Portfolio. The merger was accomplished by a tax-free exchange of 529,774 shares of International Equity Fund (valued at $6,808,077) for 592,388 shares of ARK International Equity Portfolio outstanding on July
24, 1998. ARK International Equity Portfolio's net assets at that date $6,808,077, including $735,207 of unrealized depreciation, were combined with those of International Equity Fund. The aggregrate net assets of International Equity Fund and ARK
International Equity Portfolio immediately before the merger were $13,456,570 and $6,808,077, respectively.

(THIS PAGE INTENTIONALLY LEFT BLANK)

The Govett Funds, Inc.

Board of Directors

Patrick K. Cunneen, Chairman
Elliott L. Atamian
Sir Victor Garland
James M. Oates
Frank R. Terzolo

P.O. Box 61503
King of Prussia, PA 19406-0903

Bulk Rate
U.S. Postage Paid
Postage Permit #258
Conshohocken


